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                                                                      Exhibit 21
                                                                      ----------

                        List of Significant Subsidiaries
                        --------------------------------

                                                              State (Jurisdiction) of Incorporation
     Name of Subsidiary                                               or Organization
     ------------------                                       -------------------------------------
Legg Mason Wood Walker, Incorporated                                   Maryland
Howard Weil Financial Corporation                                      Louisiana
Western Asset Management Company                                       California
Legg Mason Real Estate Services, Inc.                                  Pennsylvania
Legg Mason Merchant Banking, Inc.                                      Maryland
Legg Mason Fund Adviser, Inc.                                          Maryland
Legg Mason Capital Management, Inc.                                    Maryland
Legg Mason Financial Services, Inc.                                    Maryland
Legg Mason Mortgage Capital Corporation                                Maryland
Legg Mason Trust, fsb                                                  USA
Legg Mason Funding, Corp.                                              Delaware
LM Financial Partners, Inc.                                            Maryland
Gray, Seifert & Co., Inc.                                              New York
Batterymarch Financial Management, Inc.                                Maryland
Orchard Financial Services, Inc.                                       Maryland
Bartlett & Co.                                                         Ohio
Bartlett Real Estate, Inc. (1)                                         Ohio
Brandywine Asset Management, LLC                                       Delaware
Berkshire Asset Management, Inc.                                       Maryland
Legg Mason Funds Management, Inc.                                      Maryland
Legg Mason Real Estate Investors, Inc.                                 Maryland
Barrett Associates, Inc.                                               New York
Legg Mason Limited                                                     England and Wales
Legg Mason Focus Capital, Inc.                                         Maryland
LM Holdings Limited                                                    England and Wales
Legg Mason Holdings Limited (2)                                        England and Wales
Western Asset Management Company Limited (3)                           England and Wales
Legg Mason (UK) Holdings Plc (2)                                       England and Wales
LeggMason Investors Holdings plc (4)                                   England and Wales
LeggMason Investors Finance plc (5)                                    England and Wales
LeggMason Investors Finance No. 2 plc (5)                              England and Wales
LeggMason Investors plc (5)                                            England and Wales
LeggMason Investors Asset Managers plc (6)                             England and Wales
Johnson Fry General Partner One Limited (6)                            England and Wales
LeggMason Investors Unit Trust Managers Limited (7)                    England and Wales
3040692 Nova Scotia Company                                            Canada
Legg Mason Canada Holdings Ltd. (8)                                    Canada
Perigee Investment Counsel Inc. (9)                                    Canada
Royce & Associates, LLC                                                Delaware
Royce Fund Services, Inc. (10)                                         New York
Royce Management Company, LLC (10)                                     New York

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PCM Holdings, Inc.                                                      New York
PCM Holdings II, LLC                                                    Delaware
Carnes Capital Corporation (11)                                         New York
Private Capital Management, L.P. (12)                                   New York

____________________________________
(1)   Subsidiary of Bartlett & Co.
(2)   Subsidiary of LM Holdings Limited
(3)   Subsidiary of Legg Mason Holdings Limited
(4)   Subsidiary of Legg Mason (UK) Holdings plc
(5)   Subsidiary of LeggMason Investors Holdings plc
(6)   Subsidiary of LeggMason Investors plc
(7)   Subsidiary of Johnson Fry General Partner One Limited
(8)   Subsidiary of 3040692 Nova Scotia Company
(9)   Subsidiary of Legg Mason Canada Holdings Ltd.
(10)  Subsidiary of Royce & Associates, LLC
(11)  Subsidiary of PCM Holdings, Inc.
(12)  Subsidiary of PCM Holdings, Inc. and PCM Holdings II, LLC